                                                                    EXHIBIT 10.1

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement dated as of January 14, 2002 (the "Agreement") is by and among Davox Corporation, a Delaware corporation
 ---------
("Davox"), and the stockholders listed on the signature pages hereto
  -----
(collectively, the "Stockholders").
                    ------------

                                   WITNESSETH:

         WHEREAS, Davox has entered into an Agreement and Plan of Merger (the "Merger Agreement") dated as of January 10, 2002 with AP Acquisition Corp., a
 ----------------
Delaware corporation and a wholly-owned subsidiary of Davox (the "Company"), and
                                                                  -------
CellIt, Inc., a Florida corporation ("CellIt"), pursuant to which the Company will be merged with and into CellIt (the "Merger");
                                          ------

         WHEREAS, the Stockholders will receive an aggregate of approximately 544,366 shares of Davox's common stock, par value $0.10 per share (the "Common
                                                                        ------
Stock"), in exchange for shares of capital stock of CellIt now owned by the
- -----
Stockholders in the Merger; and

         WHEREAS, the Stockholders desire to have, and Davox is willing to grant to the Stockholders, certain rights to have shares of Common Stock issued to the Stockholders in the Merger registered for resale to the public on the terms and subject to the conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of these premises and the mutual agreements, provisions and covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Davox and the Stockholders agree as follows:

                                    ARTICLE I

                          DEFINITIONS AND EFFECTIVENESS

         1.1 Common Definitions. Unless otherwise defined in this Agreement,
             ------------------
capitalized terms used in this Agreement that are defined in the Merger Agreement shall have the meanings assigned to them in the Merger Agreement, and the rules of construction and documentary conventions set forth in the Merger Agreement shall apply to this Agreement.

         1.2  Certain Definitions. For purposes of this Agreement, the following
              -------------------
terms shall have the meanings set forth below:

                  "Potential Material Event" shall mean any of the following:
                   ------------------------
(a) the possession by Davox of material information not ripe for disclosure in a registration statement, which shall be evidenced by determinations in good faith by the Board of Directors of Davox that disclosure of such information would be detrimental to the business and affairs of Davox and that the registration statement would be materially misleading absent the inclusion of such information;

                     Registration Rights Agreement - Page 2


or (b) any material engagement or activity by Davox which would, in the good faith determination of the Board of Directors of Davox, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Board of Directors of Davox that the registration statement would be materially misleading absent the inclusion of such information; or (c) a pending or scheduled public offering or private placement of Davox's securities.

                  "Registration Expenses" means the expenses incurred by Davox
                   ---------------------
in complying with Article II, including registration and filing fees, securities exchange or market listing fees, printing expenses, fees and disbursements of counsel for Davox, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding any underwriting commissions and discounts and selling concessions and any stock transfer Taxes.

                  "Registrable Shares" means, as of the date of determination,
                   ------------------
the following number of shares of Common Stock received by the Stockholders in the Merger (as appropriately adjusted to reflect any stock split or similar recapitalization of Davox's Common Stock): (i) if the Stockholders make a demand pursuant to Section 2.1 hereof on or before the one year anniversary of the Closing Date, 25% of the Common Stock received by the Stockholders on the Closing Date; (ii) if the Stockholders make a demand pursuant to Section 2.1 hereof after the one year anniversary of the Closing Date and on or before the eighteen month anniversary of the Closing Date, 50% of the Common Stock received by the Stockholders on the Closing Date; (iii) if the Stockholders make a demand pursuant to Section 2.1 hereof after the eighteen month anniversary of the Closing Date and on or before the two year anniversary of the Closing Date, 75% of the Common Stock received by the Stockholders on the Closing Date; and (iv) if the Stockholders make a demand pursuant to Section 2.1 hereof after the two year anniversary of the Closing Date, 100% of the Common Stock received by the Stockholders on the Closing Date; provided, however, that any such shares of
                                  --------  -------
Common Stock that as of the date of the determination (x) have previously been sold, transferred or assigned by a Stockholder, (y) may be sold either without limitation pursuant to Rule 144(k) under the Securities Act or within the volume limitations of Rule 144 under the Securities Act or (z) were previously registered by Davox pursuant to Section 2.1 hereof, shall not constitute Registrable Shares and shall result in a corresponding reduction in the applicable percentages set forth above.

                  "Transfer" means any offer to sell, sale, assignment, pledge,
                   --------
transfer, contract to sell, grant of any option or other right to purchase, grant of any ownership interest, or other disposition or change of legal, record or beneficial ownership, whether direct or indirect, voluntary or involuntary.

     1.3 Additional Definitions. Each of the following terms is defined in the
         ----------------------
Section set forth opposite such term:

                     Registration Rights Agreement - Page 3


                Term                               Section
                ----                               -------

         Agreement                                Recitals
         Common Stock                             Recitals
         CellIt                                   Recitals
         Indemnified Party                             2.5
         Indemnifying Party                            2.5
         Davox                                    Recitals
         Merger                                   Recitals
         Stockholders                             Recitals

     1.4 Effectiveness. This Agreement shall become effective as of the Closing
         -------------
Date.


                                   ARTICLE II

                               REGISTRATION RIGHTS

     2.1 Demand Registration. (a) If the Stockholders who hold at least fifty
         -------------------
percent (50%) of the total number of Registrable Shares then outstanding held by the Stockholders shall notify Davox in writing that any of the Stockholders intends to offer or cause to be offered Registrable Shares for public sale, Davox shall use reasonable efforts to cause the Registrable Shares to be registered for resale under the Securities Act as expeditiously as possible in accordance with the terms of this Article II. The parties hereto acknowledge that Davox shall use reasonable efforts to cause twenty-five percent (25%) of the total number of Registrable Shares to be registered for resale under the Securities Act as expeditiously as possible after the six month anniversary of the Closing Date and that no further demand by the Stockholders is required hereunder with respect to such registration.

          (b) Davox shall not be required to effect more than two registrations (including the registration referenced in 2.1(a) above), pursuant to this
Section 2.1, and shall only be required to effect registrations pursuant to this
Section 2.1 if (i) such registrations occur after the six month anniversary of the Closing Date and before the three year anniversary of the Closing Date, and
(ii) Davox receives proper notice from the Stockholders who hold at least the required number of Registrable Shares set forth in Section 2.1(a).

          (c) Following the receipt of any notice pursuant to Section 2.1(a) hereof requesting Davox to register Registrable Shares for public sale, Davox shall immediately notify all holders of Registrable Shares from whom notice has not been received and shall use reasonable efforts to include the Registrable Shares of such holders in such registration. Davox shall use reasonable efforts to cause each registration of the Registrable Shares pursuant to this Section
2.1 to be declared effective by the Commission within ninety days of the date of the notice given pursuant to Section 2.1(a) hereof. Davox shall use reasonable efforts to maintain the effectiveness of the (i) first registration of Registrable Shares pursuant to this Section 2.1 for a period of 180 days after its first date of effectiveness and (ii) second registration of Registrable

                     Registration Rights Agreement - Page 4


Shares pursuant to this Section 2.1 for a period of 60 days after its first date of effectiveness, plus in each such registration, that number of days during which the Stockholders and any other persons who hold shares of Common Stock registered pursuant to this Section 2.1 are restricted from offering or selling any shares of Common Stock, or engaging in any other transaction involving or relating to the Common Stock, pursuant to the next sentence. Notwithstanding anything to the contrary in this Agreement, if at any time and from time to time after the first date of effectiveness of each such registration of Registrable Shares pursuant to this Section 2.1, Davox notifies the Stockholders in writing of the existence of a Potential Material Event, the Stockholders and any other persons who hold shares of Common Stock registered pursuant to this Section 2.1 shall not offer or sell any shares of Common Stock, or engage in any other transaction involving or relating to the Common Stock, from the time of the giving of such notice until the earliest to occur of (a) the public disclosure by Davox of the Potential Material Event or (b) receipt of written notice from Davox that such Potential Material Event no longer exists.

                  (d) Notwithstanding anything to the contrary in this Agreement, Davox's obligation to file a registration statement, or to cause such registration statement to become effective, shall be suspended if there exists a Potential Material Event. The right of Davox to suspend Davox's registration obligations under this Section 2.1(d) shall exist only so long as the Potential Material Event exists.

         2.2 Prospectuses. From time to time, Davox shall amend or supplement
             ------------
any registration statement pursuant to which any of the Registrable Shares are being offered pursuant to a registration under this Agreement and the prospectus contained therein to the extent necessary to comply with the Securities Act and any applicable state securities or Blue Sky laws. Davox shall also provide the Stockholders with as many copies of the prospectus contained in any such registration statement in which such Stockholder's Registrable Shares are included as it may reasonably request. Davox hereby consents to the use of said prospectuses in connection with the sale of Registrable Shares.

         2.3 Indemnification of Stockholders. If Davox registers any of the
             -------------------------------
Registrable Shares under the Securities Act, Davox shall indemnify and hold harmless each Stockholder and each underwriter of the Registrable Shares so registered and each Person, if any, who controls a Stockholder or any such underwriter within the meaning of Section 15 of the Securities Act, from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them become subject under the Securities Act, applicable state securities laws or under any other statute or at common law or otherwise, as incurred, and, except as hereinafter provided, shall reimburse each Stockholder, each such underwriter and each such controlling Person, if any, for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, as incurred, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the final prospectus (or the registration statement or prospectus as from time to time amended or supplemented by Davox) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the

                     Registration Rights Agreement - Page 5


statements therein not misleading unless (i) such untrue statement or alleged
                                  ------
untrue statement or omission or alleged omission was made in such registration statement, preliminary or amended preliminary prospectus or final prospectus in reliance upon and in conformity with information furnished in writing to Davox in connection therewith by any such Stockholder (in the case of indemnification of such Stockholder), any such underwriter (in the case of indemnification of such underwriter) or any such controlling Person (in the case of indemnification of such controlling Person) expressly for use therein, or (ii) in the case of a sale directly by any such Stockholder (including a sale of shares through any underwriter retained by such Stockholder to engage in a distribution solely on behalf of such Stockholder), such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus copies of which were delivered to such Stockholder or such underwriter on a timely basis, and such Stockholder or such underwriter failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the Registrable Shares to the Person asserting any such loss, claim, damage or liability in any case where such delivery is required by the Securities Act.

     2.4 Indemnification of Davox. If Davox registers any of the Registrable
         ------------------------
Shares under the Securities Act, each Stockholder shall indemnify and hold harmless Davox, each of its directors, each of its officers who have signed or otherwise participated in the preparation of the registration statement, each underwriter of the Registrable Shares so registered and each Person, if any, who controls Davox within the meaning of Section 15 of the Securities Act, from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, applicable state securities laws or under any other statute or at common law or otherwise, and, except as hereinafter provided, shall reimburse Davox and each such director, officer, underwriter or controlling Person for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the final prospectus (or in the registration statement or prospectus as from time to time amended or supplemented) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing to Davox in connection therewith by such Stockholder expressly for use therein. Notwithstanding any of the foregoing to the contrary, in no event shall the liability of any Stockholder for indemnification under this Section 2.4 exceed the proceeds received by such Stockholder in the offering.

     2.5 Indemnification Procedures. (a) Promptly after receipt by any Person
         --------------------------
entitled to indemnification under Sections 2.3 or 2.4 (an "Indemnified Party")
                                                           -----------------
of notice of the commencement of any action in respect of which indemnity may be sought against any Person under Sections 2.3 or 2.4 (an "Indemnifying Party"),
                                                         ------------------
such Indemnified Party shall notify all Indemnifying Parties in writing of the commencement thereof (provided, however, that failure to so notify an
                      --------  -------
Indemnifying Party shall not relieve any Indemnifying Party from any liability it may

                     Registration Rights Agreement - Page 6

have hereunder except to the extent that the Indemnifying Party who did not receive such notice shall have been materially prejudiced by such failure) and, subject to the provisions hereinafter stated, the Indemnifying Party shall be entitled to assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to such Indemnified Party), and the payment of expenses insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Indemnifying Party.

          (b) The Indemnified Party shall have the right to employ separate counsel and assume its own legal defense in any such action and to participate in the defense thereof, but the fees and expenses of such counsel subsequent to any assumption of the defense by the Indemnifying Party shall not be at the expense of the Indemnifying Party unless the employment of such counsel has been specifically authorized in writing by the Indemnifying Party. The Indemnifying Party shall not be liable to indemnify any Indemnified Party for any settlement of any such action effected without the Indemnifying Party's written consent. Davox shall not, except with the approval of each party being indemnified under this Agreement, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the parties being so indemnified of a release from all liability in respect to such claim or litigation.

     2.6  Contribution. In order to provide for just and equitable contribution
          ------------
to joint liability under the Securities Act in any case in which any Indemnified Party exercising rights under this Agreement, or any controlling Person of any such Indemnified Party, makes a claim for indemnification pursuant to Section
2.3 or 2.4 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Agreement provides for indemnification in such case, then the Indemnifying Party and such Indemnified Party will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party on the one hand and of the Indemnified Party on the other, and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however,
                                                              --------  -------
that, in any such case, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     2.7  Exchange Act Registration. As long as Davox is subject to the
          -------------------------
reporting requirements of either Section 13 or Section 15(d) of the Exchange Act, Davox will use its reasonable efforts to timely file with the Commission such information as the Commission may require under either Section 13 or
Section 15(d) of the Exchange Act; and in such event, Davox

                     Registration Rights Agreement - Page 7


shall use its reasonable efforts to take all action as may be required as a condition to the availability of Rule 144 under the Securities Act (or any successor exemptive rule hereafter in effect) with respect to the Registrable Shares. Davox shall furnish to the Stockholders forthwith upon request (i) a written statement by Davox as to its compliance with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of Davox as filed with the Commission, and (iii) such other reports and documents as a Stockholder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Stockholder to sell any such Registrable Shares pursuant to Rule 144 without registration. Davox shall use its reasonable efforts to facilitate and expedite transfers of the Registrable Shares pursuant to Rule 144 under the Securities Act, which efforts shall include prompt notice to its transfer agent to expedite such transfers of Registrable Shares.

     2.8 Further Obligations of Davox. Whenever Davox is required under this
         ----------------------------
Agreement to register Registrable Shares, it shall also do the following:

             (a) Furnish to each selling Stockholder such copies of each preliminary and final prospectus and such other documents as such Stockholder may reasonably request to facilitate the public offering of its Registrable Shares;

             (b) Use its reasonable efforts to register or qualify the shares covered by said registration statement under the applicable securities or Blue Sky laws of such jurisdictions as any selling Stockholder may reasonably request; provided, however, that Davox shall not be obligated to qualify to do
         --------  -------
business in any jurisdictions where it is not then so qualified or to take any action which would subject it to the service of process in suits other than those arising out of the offer or sale of the securities covered by the registration statement in any jurisdiction where it is not then so subject; and

             (c) Furnish to each selling Stockholder a copy of all documents filed with and all correspondence from or to the Commission in connection with any such offering of the its Registrable Shares.

             (d) Use its reasonable efforts to list such Registrable Shares on the Nasdaq National Market.

     2.9  Further Obligations of Stockholders. In connection with any
          -----------------------------------
registration pursuant to this Agreement in which Registrable Shares held by a Stockholder are to be registered, such Stockholder shall furnish to Davox in writing such information with respect to such Stockholder and the distribution proposed by such Stockholder as Davox reasonably requests for use in connection with any such registration statement or prospectus or otherwise as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

     2.10 Allocation of Expenses. In any registration pursuant to Section 2.1,
          ----------------------
Davox shall pay all of the Registration Expenses of such registration. In no event shall Davox have any obligation to pay or otherwise bear any portion of the underwriters' commissions or discounts and

                     Registration Rights Agreement - Page 8


selling concessions or stock transfer Taxes attributable to the Registrable Shares being offered and sold by any of the Stockholders.

     2.11 Selection of Underwriter. If the Registrable Shares registered
          ------------------------
pursuant to this Agreement are to be sold in an underwritten offering, Davox shall select the underwriters for such underwritten offering. If the Registrable Shares registered pursuant to this Agreement are not sold in an underwritten offering, all Registrable Shares registered pursuant to this Agreement shall be sold by the selling Stockholders through one broker or dealer selected by Davox at the time of such registration.

     2.12 Sale or Transfer of Common Stock. (a) The shares of Common Stock
          --------------------------------
received by the Stockholders in connection with the Merger shall not be sold or transferred unless either (i) they shall have been registered under the Securities Act, or (ii) Davox shall have been furnished with an opinion of legal counsel, reasonably satisfactory to Davox, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act.

                  (b) Each certificate representing shares of Common Stock shall bear a legend substantially in the following form:

                  "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THE 1933 ACT AND ALL SUCH APPLICABLE LAWS
                  OR EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE."

     2.13 "Lock-Up" Agreement. In addition to the restrictions on the shares of
           ------------------
Common Stock set forth in Section 2.12 hereof, each Stockholder hereby agrees that, without the prior written consent of Davox (which consent may be withheld in Davox's sole discretion), such Stockholder shall not Transfer any shares of Common Stock received by such Stockholder in connection with the Merger; provided that: (i) 25% of the Common Stock received by each Stockholder on the
- -------- ----
Closing Date shall be free of such restrictions on the six month anniversary of the Closing Date; (ii) an additional 25% of the Common Stock received by each Stockholder on the Closing Date shall be free of such restrictions on the one year anniversary of the Closing Date (iii) an additional 25% of the Common Stock received by each Stockholder on the Closing Date shall be free of such restrictions on the eighteen (18) month anniversary of the Closing Date; and
(iv) the remaining 25% of the Common Stock received by each Stockholder on the Closing Date shall be free of such restrictions on the two year anniversary of the Closing Date.

     2.14 Nontransferability. The registration rights granted in this Agreement
          ------------------
may not be assigned or transferred in connection with a sale of Registrable Shares or otherwise.

                     Registration Rights Agreement - Page 9


                                   ARTICLE III

                                  MISCELLANEOUS

     3.1 Termination. This Agreement shall only be terminated and the
         -----------
transactions contemplated hereby abandoned prior to the Closing Date at such time as the Merger Agreement shall have been terminated pursuant to Article VII thereof. Davox's obligations under Section 2.1 hereof shall expire on the third anniversary of the date of this Agreement.

     3.2 Law Governing. This Agreement shall be governed by and construed and
         -------------
enforced in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

     3.3 Counterparts. This Agreement may be executed simultaneously in one or
         ------------
more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument. This Agreement shall be deemed effective as between Davox and any Stockholder or Stockholders upon the execution of this Agreement by Davox and said Stockholder or Stockholders.



                  [Remainder of Page Intentionally Left Blank]

                Signature Page to Registration Rights Agreement

         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties on the date first above written.

                     DAVOX CORPORATION

                     By: /s/ Michael J. Provenzano, III
                         --------------------------------------------
                     Name: Michael J. Provenzano, III
                           --------------------------------------
                     Title: Vice President, Finance and Chief Financial Officer
                            ---------------------------------------------------


                     STOCKHOLDERS:

                     3COM VENTURES, INC.


                     By: /s/ Mark D. Michael
                        ----------------------
                        Name:  Mark D. Michael
                        Title: Vice President

                     ADTEC LIMITED PARTNERSHIP
                     ADWEST LIMITED PARTNERSHIP
                     DIGITAL MEDIA & COMMUNICATIONS
                      LIMITED PARTNERSHIP
                     ENVIROTECH INVESTMENT FUND I
                      LIMITED PARTNERSHIP
                     OAKSTONE VENTURES LIMITED
                      PARTNERSHIP
                     TELADVENT LIMITED PARTNERSHIP

                     By: Advent International Limited Partnership,
                          its General Partner
                     By: Advent International Corporation,
                           its General Partner

                     By: /s/ Lindsay R. Jones
                         -----------------------------------
                         Name:  Lindsay R. Jones
                         Title: Vice President

                             ADVENT PARTNERS LIMITED
                              PARTNERSHIP

                             By: Advent International Corporation, its
                                  General Partner

                             By: /s/ Lindsay R. Jones
                                 ----------------------------------
                                 Name:  Lindsay R. Jones
                                 Title: Vice President


                             HIG-CALL CENTER, INC.


                             By: /s/ Brian Schwartz
                                 ----------------------------------
                                   Brian Schwartz, President

                             NORTH HILL VENTURES LP


                             By: /s/ Shamez Kanji
                                -----------------------------------
                                Name:  Shamez Kanji
                                Title: General Partner


                             ENTERASYS NETWORKS


                             By: /s/ Thomas A. Louriero
                                -----------------------------------
                                Name:  Thomas A. Louriero
                                Title: Vice President











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